                                                                    Exhibit 3-95
--------------------------------------------------------------------------------

DSCB704 (Rev. 81)                                          PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                                                           |x| DOMESTIC BUSINESS CORPORATION
               ARTICLES OF INCORPORATION                                                                                  FEE
                (PREPARE IN TRIPLICATE)                    |_| DOMESTIC BUSINESS CORPORATION                              $75.00
                                                               A CLOSE CORPORATION - COMPLETE BACK
              COMMONWEALTH OF PENNSYLVANIA
        DEPARTMENT OF STATE - CORPORATION BUREAU           |_| DOMESTIC PROFESSIONAL CORPORATION
    308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120           ENTER BOARD LICENSE NO.

-------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 F.S. 2908 8)
     HSS - Para Transit Inc.
-------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)
    1313 North Howard Street
-------------------------------------------------------------------------------
012 CITY                       033COUNTY         013 STATE        064 ZIP CODE
Philadelphia                   Philadelphia      Philadelphia     19122
-------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION


The purpose or purposes for which the Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania are to engage in, and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under said Business Corporation Law, including but not Limited to, operating and managing a paratransit service in accordance with Public Utilities Commission authorization.


(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
-------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares which the Corporation shall have Authority to Issue:

                                             041 Stated Per Value Per         042 Total Authorised
040 Number and Class of Shares               Share If Any                            Capital                031 Term of Existence
1,000 Common Shares                                     $1.00                        $1,000                       Perpetual

-------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each incorporator:

                          061, 062
060 Name                  063, 064 Address         (Street, City, State, Zip Code)                      Number & Class of Shares
-----------------------------------------------------------------------------------------------------------------------------------
  Roy J. Miller           1313 North Howard Street, Philadelphia, PA 19122                                   1 common share.
-----------------------------------------------------------------------------------------------------------------------------------
                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------

  IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 19 DAY OF July 1983.

/s/ [graphic of signature]
----------------------------
                            - FOR OFFICE USE ONLY -

030 FILED                 002 CODE                   003 REV BOX          SEQUENTIAL NO.       100 MICROFILM NUMBER
                          AIB                                                 3616                     83441194
       July 20 1983       -------------------------  ----------------    -----------------    ------------------------------------
                          REVIEWED BY                004 SICC                  AMOUNT          001 CORPORATION NUMBER
                          /s/[graphic of signature]                           $75.00                   776014
/s/[graphic of signature] -------------------------  ----------------    -----------------    ------------------------------------
                          DATE APPROVED              CERTIFY TO          INPUT BY             LOG IN          LOG IN (REFILE)
                          7/21/83                                                             7/20
                          -------------------------  |x| REV.            -----------------    ------------------------------------
     Secretary of the     DATE REJECTED                                  VERIFIED BY          LOG OUT         LOG OUT (REFILE)
       Commonwealth                                  |x| L & I           -----------------    ------------------------------------
    Department of State   -------------------------
      Commonwealth of     MAILED BY       DATE       |x| OTHER
       Pennsylvania

Microfilm Number  91291117     Filed with the Department of State on MAY 9 1991

Entity Number 776014                           /s/[graphic of signature]
                                               --------------------------------
                                                Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                             DSCB: 15-l507 (Rev 89)

Indicate type of entity (check one):

|x|  Domestic Business Corporation            |_|  Limited Partnership

|_|  Foreign Business Corporation             |_|  Foreign Nonprofit
     Corporation

|_|  Domestic Nonprofit Corporation

1.   The name of the corporation or limited partnership is: HSS PARATRANSIT
     INC.

--------------------------------------------------------------------------------

2. The address of this corporatIon's or limited partnership's current (a) registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following address to conform to the records of the Department):
          4730 Market Street, Philadelphia, Pennsylyania 19139    Philadelphia
     (a)  ---------------------------------------------------------------------
          Number and Street           City        State     Zip       County

     (b)  ---------------------------------------------------------------------
          Name of Commercial Registered Office Provider               County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is (complete part (a) or (b));

    c/o C T CORPORATION SYSTEM, 1635 Market Street, Philadelphia, Pa. 19103
                                                                    Philadelphia
    (a)  ----------------------------------------------------------------------
         Number and Street        City        State     Zip          County

    (b)  ----------------------------------------------------------------------
         Name of Commercial Registered Office Provider                County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. Such change was authorized by the Board of Directors of the corporation. (not applicable to limited partnerships)

  IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 27 day of April 1991.

                                   HSS PARATRANSIT INC.
                                   ---------------------------------------------
                                    Name of Corporation/Limited Partnership


                               BY: /s/ James J. Wankmiller
                                   ---------------------------------------------
                                                Signature

                            Title: Secretary
                                   ---------------------------------------------
[graphic omitted]                  James J. Wankmiller, Secretary

Microfilm Number             Filed with the Department of State on SEP 04 1997

Entity Number 77401                     /s/ [graphic of signature]
                                        ---------------------------------------
                                             Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

                             DSCB: 15-1915 (Rev 90)

   In compliance with the requirements of 15 Pa.C.S. ss.1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: HSS Para Transit, Inc.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  --------------------------------------------------------------------
          Number and Street            City        State     Zip       County

     (b)  c/o: C T Corporation System                             Philadelphia
          --------------------------------------------------------------------
          Name of Commercial Registered Office Provider                County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation Law of 1988

4.   The date of its incorporation is: July 20, 1983

5.   (Check and if appropriate complete, one of the following):

     |x| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     |_|  The amendment shall be effective on  -------------  at --------------
                                                    Date              Hour

6.   (Check one of the following):

     |_| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss.1914(a) and (b).

     |x| The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss.1914(c).

7.   (Check and if appropriate complete, one of the following):

     |x| The amendment adopted by the corporation, set forth in full, is as follows:

     1. The name of the corporation is Genesis ElderCare Transportation Services, Inc.

     2. The address of this corporation's current registered office in this Commonwealth and the county of venue is: 148 W. State Street, Kennett Square, PA 19348, Chester.

DSCB:15-1915 (Rev 90)-2

     |_| The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof

8. |_| The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     In TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 15th day of August, 1997.

                            HSS PARATRANSIT INC.
                            -------------------------------------------------
                                       (Name of Corporation)


                        BY: /s/ [graphic of signature]
                            -------------------------------------------------
                                         Signature

                     Title: General Counsel - Corporate & Corporate Secretary
                            -------------------------------------------------